CANCER GENETICS, INC. AND SUBSIDIARIES

UNAUDITED PROFORMA CONSOLIDATED FINANCIAL INFORMATION

Overview

On July 15, 2019, Cancer Genetics, Inc. and Subsidiaries (the “Company”), through a private foreclosure sale with Partners for Growth IV, L.P., sold substantially all assets of its BioPharma Business (as defined in the asset purchase agreement) to Interpace Biopharma, Inc. (“IDXG”). IDXG also assumed certain liabilities of the Company as described in Item 1.01 of this Current Report on Form 8-K. On July 8, 2019, the Company completed the sale of its clinical laboratory business (“Clinical Business”) to siParadigm, LLC (“siParadigm”) as described in Item 2.01 of its Current Report on Form 8-K/A filed with the Securities and Exchange Commission (“SEC”) on July 12, 2019.

Basis of Presentation

The following unaudited proforma consolidated financial information reflects adjustments to the Company’s historical financial results as reported under the U.S. Generally Accepted Accounting Principles (“GAAP”) in connection with the sales of its BioPharma Business and Clinical Business. The unaudited proforma consolidated statement of operations for the year ended December 31, 2018 has been prepared with the assumption that the sales of its BioPharma Business and Clinical Business were completed and sold as of January 1, 2018. The unaudited proforma consolidated statement of operations for the three months ended March 31, 2019 has been prepared with the assumption that the sales of its BioPharma Business and Clinical Business were completed and sold as of January 1, 2019. The unaudited proforma consolidated balance sheet as of March 31, 2019 has been prepared with the assumption that the sales of its BioPharma Business and Clinical Business were completed and sold as of that date.

The consolidated “as reported” column in the unaudited proforma balance sheet and in the unaudited proforma statements of operations reflect the Company’s historical financial statements for the periods presented and do not reflect any adjustments related to the events. Assumptions and estimates underlying the proforma adjustments column are described in the accompanying notes.

The unaudited proforma consolidated financial statements have been prepared in accordance with the rules and regulations of SEC Regulation S-X. The unaudited proforma consolidated financial information does not purport to be indicative of the results of operations or the financial condition which would have actually resulted if the sales of its BioPharma Business and Clinical Business actually occurred on the dates presented or to project our results of operations or financial position for any future period. This financial information may not be predictive of the future results of operations or financial condition of the Company, as the Company’s future results of operation and financial condition may differ significantly from the proforma amounts reflected herein due to a variety of factors.

The unaudited proforma financial information has been prepared by the Company based upon assumptions deemed appropriate by the Company’s management and are based upon information and assumptions available at the time of filing the Company’s current report on Form 8-K filed with the SEC on July 19, 2019. The following unaudited proforma financial information should be read in conjunction with: (i) the accompanying notes to the unaudited proforma consolidated financial information; and (ii) the audited consolidated financial statements of the Company which were included in the Company’s annual report on Form 10-K filed with the SEC on April 16, 2019 and the Company’s unaudited quarterly report on Form 10-Q filed with the SEC on May 20, 2019.

The proforma adjustments to the statements of operations for all periods presented do not include the following:

●	The non-recurring gain on the BioPharma Business and Clinical Business dispositions. The gain will be included in the Company’s results for the three and nine month periods ended September 30, 2019, and

●	Certain non-recurring transaction costs of the sales, estimated to be approximately $2,135,000.

Cancer Genetics, Inc. and Subsidiaries

Unaudited Proforma Consolidated Balance Sheet

As of March 31, 2019

(in thousands)		Proforma Adjustments
	Consolidated Company as Reported	BioPharma Business Disposition		Clinical Business Disposition		Proforma Consolidated Company
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$697	$3,388	(1)	$758	(2)	$4,843
Accounts receivable, net of allowance for doubtful accounts of $3,462	7,292	(3,939)	(3)	—		3,353
Current portion of Earn-Out from siParadigm	—	—		1,084	(2)	1,084
Note receivable from IDXG	—	6,986	(1) (3)	—		6,986
Other current assets	2,344	(1,462)	(3)	—		882
Total current assets	10,333	4,973		1,842		17,148
FIXED ASSETS, net of accumulated depreciation	3,821	(3,293)	(3)	(58)	(4)	470
OTHER ASSETS
Earn-Out from siParadigm, net of current portion	—	—		1,292	(2)	1,292
Operating lease right-of-use assets	2,422	(2,234)	(3)	—		188
Restricted cash	350	—		—		350
Patents and other intangible assets, net of accumulated amortization	3,917	—		—		3,917
Investment in joint venture	92	—		—		92
Goodwill	17,257	(10,117)	(3)	(1,177)	(4)	5,963
Other	300	(35)	(3)	—		265
Total other assets	24,338	(12,386)		115		12,067
Total Assets	$38,492	$(10,706)		$1,899		$29,685
LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES
Accounts payable and accrued expenses	$11,561	$(4,029)	(3) (5)	$(177)	(2)	$7,355
Operating lease liabilities	1,086	(880)	(3)	—		206
Obligations under finance leases, current portion	321	(281)	(3)	(25)	(4)	15
Current portion of advance from siParadigm	—	—		653	(2)	653
Deferred revenue	2,604	(724)	(3)	—		1,880
Line of credit	2,414	(2,414)	(5)	—		—
Term note	6,000	(6,000)	(5)	—		—
Convertible note, net	2,778	—		—		2,778
Advance from NovellusDx, Ltd., net	1,500	—		—		1,500
Other derivatives	55	—		—		55
Total current liabilities	28,319	(14,328)		451		14,442
Advance from siParadigm, net of current portion	—	—		347	(2)	347
Obligations under finance leases	294	(250)	(3)	(24)	(4)	20
Operating lease liabilities, non-current	1,542	(1,416)	(3)	—		126
Warrant liability	255	—		—		255
Deferred revenue, long-term	403	(403)	(3)	—		—
Total Liabilities	30,813	(16,397)		774		15,190
STOCKHOLDERS’ EQUITY
Preferred stock, authorized 9,764 shares, $0.0001 par value, none issued	—	—		—		—
Common stock, authorized 100,000 shares, $0.0001 par value, 56,276 shares issued and outstanding at March 31, 2019	6	—		—		6
Additional paid-in capital	170,022	—		—		170,022
Accumulated other comprehensive (loss)	(16)	—		—		(16)
Accumulated (deficit)	(162,333)	5,691	(3)	1,125	(4)	(155,517)
Total Stockholders’ Equity	7,679	5,691		1,125		14,495
Total Liabilities and Stockholders’ Equity	$38,492	$(10,706)		$1,899		$29,685

See Notes to the Unaudited Proforma Consolidated Financial Statements.

Cancer Genetics, Inc. and Subsidiaries

Unaudited Proforma Consolidated Statement of Operation

For the Three Months Ended March 31, 2019

(in thousands)		Proforma Adjustments
	Consolidated Company, as Reported	BioPharma Business Disposition		Clinical Business Disposition		Proforma Consolidated Company
Revenue	$6,839	$(3,795)	(6)	$(1,222)	(7)	$1,822
Cost of revenues	4,637	(3,076)	(8)	(595)	(9)	966
Gross profit	2,202	(719)		(627)		856
Operating expenses:
Research and development	454	(438)	(10)	—		16
General and administrative	3,309	(1,425)	(11)	—		1,884
Sales and marketing	1,108	(256)	(12)	(90)	(13)	762
Merger costs	249	(249)	(14)	—		—
Total operating expenses	5,120	(2,368)		(90)		2,662
Loss from operations	(2,918)	1,649		(537)		(1,806)
Other income (expense):
Interest expense	(1,725)	308	(15)	1	(16)	(1,416)
Interest income	2	—		—		2
Change in fair value of other derivatives	31	—		—		31
Change in fair value of warrant liability	(7)	—		—		(7)
Total other income (expense)	(1,699)	308		1		(1,390)
Net (loss)	$(4,617)	$1,957		$(536)		$(3,196)
Basic and diluted net (loss) per share	$(0.09)					$(0.07)
Basic and diluted weighted-average shares outstanding	48,933					48,933

Net (loss)	$(4,617)	$1,957		$(536)		$(3,196)
Foreign currency translation (loss)	(76)	—		—		(76)
Comprehensive (loss)	$(4,693)	$1,957		$(536)		$(3,272)

See Notes to the Unaudited Proforma Consolidated Financial Statements.

Cancer Genetics, Inc. and Subsidiaries

Unaudited Proforma Consolidated Statement of Operation

For the Year Ended December 31, 2018

(in thousands)		Proforma Adjustments
	Consolidated Company, as Reported	BioPharma Business Disposition		Clinical Business Disposition		Proforma Consolidated Company
Revenue	$27,470	$(15,338)	(6)	$(6,919)	(7)	$5,213
Cost of revenues	18,724	(10,991)	(8)	(2,670)	(9)	5,063
Gross profit	8,746	(4,347)		(4,249)		150
Operating expenses:
Research and development	2,488	(1,470)	(10)	—		1,018
General and administrative	19,184	(3,699)	(11)	(2,514)	(17)	12,971
Sales and marketing	5,268	(973)	(12)	(546)	(13)	3,749
Restructuring costs	2,320	—		—		2,320
Merger costs	1,464	—		—		1,464
Total operating expenses	30,724	(6,142)		(3,060)		21,522
Loss from operations	(21,978)	1,795		(1,189)		(21,372)
Other income (expense):
Interest expense	(2,120)	1,325	(15)	4	(16)	(791)
Interest income	21	—		—		21
Change in fair value of warrant liability	3,732	—		—		3,732
Change in fair value of other derivatives	(86)	—		—		(86)
Change in fair value of acquisition note payable	136	—		—		136
Other expense	(78)	—		—		(78)
Total other income (expense)	1,605	1,325		4		2,934
Net (loss)	$(20,373)	$3,120		$(1,185)		$(18,438)
Basic and diluted net (loss) per share	$(0.75)					$(0.68)
Basic and diluted weighted average shares outstanding	27,291					27,291

Net (loss)	$(20,373)	$3,120		$(1,185)		$(18,438)
Unrealized gain (loss) on foreign currency translation	(9)	—		—		(9)
Total comprehensive (loss)	$(20,382)	$3,120		$(1,185)		$(18,447)

See Notes to the Unaudited Proforma Consolidated Financial Statements.

NOTES TO UNAUDITED PROFORMA CONSOLIDATED FINANCIAL STATEMENTS

The proforma adjustments are based on preliminary estimates and assumptions by management that are subject to change. The following adjustments have been reflected in the unaudited proforma consolidated financial information.

(1)	Proforma adjustment represents the estimated net cash proceeds from the sale of its BioPharma Business (in thousands):

Estimated gross proceeds from sale	$23,500
Note receivable from IDXG	(7,692)
Working capital adjustments	(1,808)
Payoff line of credit and accrued interest and fees	(2,453)
Payoff term note and accrued interest and fees	(6,134)
Transaction costs	(2,025)
Net cash proceeds from sale	$3,388

(2)	Proforma adjustment represents the estimated net cash proceeds from the sale of its Clinical Business (in thousands):

Estimated proceeds from sale	$2,421
Advance from siParadigm	1,000
Earn-Out to siParadigm	(2,376)
Direct payment of certain vendor invoices	(177)
Transaction costs	(110)
Net cash proceeds from sale	$758

(3)	Proforma adjustment represents the estimated net gain on disposal of the BioPharma Business (in thousands):

Estimated gross proceeds from sale, net of transaction costs and working capital adjustments	$19,667
Fair value adjustment of note receivable from IDXG	(706)
Book value of assets sold to IDXG	(21,080)
Book value of liabilities assumed by IDXG	7,810
Net gain on disposal	$5,691

(4)	Proforma adjustment represents the estimated net gain on disposal of the Clinical Business (in thousands):

Estimated proceeds from sale, net of transaction costs	$2,311
Book value of assets sold to siParadigm	(1,235)
Book value of finance lease repayment	49
Net gain on disposal	$1,125

(5)	Proforma adjustment represents the payoff of all debt outstanding under our asset-based revolving line of credit with Silicon Valley Bank and our term note with Partners for Growth IV, L.P., including accrued interest and fees of approximately $173,000.

(6)	Proforma adjustment to remove BioPharma Services revenue.

(7)	Proforma adjustment to remove Clinical Services revenue.

(8)	Proforma adjustment to remove cost of revenues associated with BioPharma Services as follows (in thousands):

	Three Months Ended March 31, 2019	Year Ended December 31, 2018
Lab supplies and shipping costs	$1,071	$3,771
Salaries and benefits	1,473	4,528
Depreciation	160	963
Laboratory facilities	158	854
Equipment rental and maintenance	108	624
Laboratory licenses and other	106	251
	$3,076	$10,991

(9)	Proforma adjustment to remove cost of revenues associated with Clinical Services as follows (in thousands):

	Three Months Ended March 31, 2019	Year Ended December 31, 2018
Lab supplies and shipping costs	$555	$2,575
Salaries and benefits	36	81
Depreciation	4	14
	$595	$2,670

(10)	Proforma adjustment to remove research and development costs transferred to IDXG (in thousands):

	Three Months Ended March 31, 2019	Year Ended December 31, 2018
Salaries and benefits	$207	$448
Lab supplies	199	768
Laboratory facilities	—	125
Depreciation	32	129
	$438	$1,470

(11)	Proforma adjustment to remove general and administrative costs associated with BioPharma Services as follows (in thousands):

	Three Months Ended March 31, 2019	Year Ended December 31, 2018
Salaries and benefits	$825	$1,611
Office facilities	130	349
Billing software	152	610
Laboratory licenses	100	255
Equipment leases and maintenance costs	77	195
Depreciation	70	368
Legal costs associated with debt modifications	42	142
Dues and subscriptions	29	169
	$1,425	$3,699

(12)	Proforma adjustment to remove sales and marketing costs associated with BioPharma Services as follows (in thousands):

	Three Months Ended March 31, 2019	Year Ended December 31, 2018
Salaries, commissions and benefits	$209	$421
Travel, meals and entertainment	47	552
	$256	$973

(13)	Proforma adjustment to remove sales and marketing costs associated with Clinical Services as follows (in thousands):

	Three Months Ended March 31, 2019	Year Ended December 31, 2018
Salaries, commissions and benefits	$75	$375
Travel, meals and entertainment	15	171
	$90	$546

(14)	Proforma adjustment to remove transaction costs directly related to BioPharma Services disposition.

(15)	Proforma adjustment represents interest expense on secured debt paid off in the IDXG transaction and finance leases assigned to IDXG (in thousands):

	Three Months Ended March 31, 2019	Year Ended December 31, 2018
Line of credit interest and fees paid off in transaction	$124	$423
Term note interest and fees paid off in transaction	172	840
Interest expense on finance leases assigned to IDXG	12	62
	$308	$1,325

(16)	Proforma adjustment represents interest expense on finance lease of equipment sold to siParadigm.

(17)	Proforma adjustment to remove bad debt expense recorded for Clinical Services.